UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report:
(Date of earliest event reported)
November 27, 2013
____________________________

Saleen Automotive, Inc.
(Exact name of registrant as specified in charter)
Nevada
(State or other Jurisdiction of Incorporation)

333-176388 (Commission File Number)		45-2808694 (IRS Employer Identification No.)
2375 Wardlow Road Corona, CA 92882 (Address of Principal Executive Offices and zip code)

(800) 888-8945
(Registrant’s telephone
number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.
On November 27, 2103, the Registrant announced the availability of an investor presentation providing information regarding its business. A copy of the press release announcing the availability of the investor presentation is being furnished as Exhibit 99.1 to this report and is incorporated herein by reference. A copy of the investor presentation is being furnished as Exhibit 99.2 to this report and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits
(d)    Exhibits.
The following exhibits are filed herewith:
Exhibit
Number    Description

99.1	Press Release Entitled Saleen Automotive Releases Investor Presentation.*

99.2	Saleen Automotive, Inc. Investor Presentation*
* Furnished, not filed.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SALEEN AUTOMOTIVE, INC.

Date: November 27, 2013    By: _____________________________
/s/ Steve Saleen
President

Exhibit 99.1
Saleen Automotive Releases Investor Presentation
CORONA, Calif., Nov. 27, 2013 /PRNewswire/ -- Saleen Automotive, Inc. (SLNN) (the "Company"), an American specialty manufacturer of high performance vehicles, technical performance parts, lifestyle accessories and apparel, is pleased to announce the availability of an Investor Presentation. The presentation provides a useful resource detailing Saleen Automotive's operational plan, objectives, strategy, management, and other important data. The presentation can be viewed online at our main corporate website at:
http://www.saleenautomotive.com/investors.html
"Saleen Automotive is intent on providing the highest degree of transparency possible to the investing public," stated Steve Saleen, CEO, Saleen Automotive. "We believe this detailed Investor Presentation allows interested parties to better understand our business plan and strategy and to efficiently communicate the Saleen Automotive story to the retail and institutional markets."
For more information and updates visit:
Facebook: https://www.facebook.com/Saleen
Company website: www.saleenautomotive.com.
About Saleen Automotive, Inc.
Saleen is an American specialty manufacturer of high performance vehicles, technical performance parts, lifestyle accessories and apparel. Founder Steve Saleen has continually set the bar for automotive design and performance engineering in both street and racing applications. Saleen plans to utilize its existing strategic partnerships and dealer network to refine its design and engineering prowess, continue development of emerging automotive technologies, and expand its presence nationwide with a combination of automotive retail services, aftermarket parts and new vehicle sales to build significant long-term value. Learn more at www.saleenautomotive.com.
Safe Harbor Statement
This release contains "forward-looking statements" that include information relating to future events and future financial and operating performance.  The words "may," "would," "will," "expect," "estimate," "can," "believe," "potential" and similar expressions and variations thereof are intended to identify forward-looking statements.  Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which that performance or those results will be achieved.  Forward-looking statements are based on information available at the time they are made and/or management's good faith belief as of that time with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Important factors that could cause these differences include, but are not limited to: fluctuations in demand for the Company's products, the introduction of new products, the Company's ability to maintain customer and strategic business relationships, the impact of competitive products and pricing, growth in targeted markets, the adequacy of the Company's liquidity and financial strength to support its growth, and other information that may be detailed from time-to-time in the Company's filings with the United States Securities and Exchange Commission. An example of such forward looking statements in this release include statements regarding the Company's enhanced product offerings and ramped production.  For a more detailed description of the risk factors and uncertainties affecting Saleen, please refer to the Company's recent Securities and Exchange Commission filings, which are available at www.sec.gov.
The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

EXHIBIT 99.2
Saleen Automotive, Inc. Investor Presentation

SALEEN

INVESTOR RELATIONS CONTACT | KURT DIVICH

702.396.1000

KURT@INTEGRITYIR.COM

OTCQB: SLNN

SALEENAUTOMOTIVE.COM

What is Saleen?

Saleen Automotive Inc. is a specialty ultra-high performance automotive manufacturer with decades of experience in automotive design, engineering, and production.

As a specialty vehicle manufacturer Saleen utilizes its capabilities and size to efficiently develop, innovate and bring products to market faster than most single category automotive companies. This proven ability, tied with a robust brand awareness in the automotive space provides a unique position for Saleen to move quickly into the niche & electric vehicle segment, while continuing to experience growth with its existing brand and product line.

Replacement Parts
Aftersales Service
Saleen Vehicles
Aftersales Service
Brand Licensing
Aftermarket Parts
Automotive Manufacturer
Design Services
Automotive Innovations
Lifestyle Accessories

COPYRIGHT © 2013, SALEEN AUTOMOTIVE INC AND/OR ITS AFFILIATES. ALL RIGHTS RESERVED
3

Management Team

Born of Racing. Our Rich Heritage has taught us how to win.

Steve Saleen – Founder, CEO

- Established Saleen Brand in 1983
- Former racing driver and team owner - SCCA Pro Series, Trans-Am, ACO, Formula Atlantic, IndyCar
- Visionary behind Saleen S7 Supercar
- Partner of Ford Motor Co for Ford GT production

Sven Etzelsberger– VP Advanced Engineering

- Chief Engineer on Fisker Karma development
- R&D Engineer at Porsche Germany and LA Studio
- Background and Education in Mechanical Engineering

Molly Saleen – Retail Services Director

- Managed and executed 'Saleen Store' retail opening in 2006
- Advisor SMS Retail Services
- Amateur racing driver in Kart, Legend, NASCAR

COPYRIGHT © 2013, SALEEN AUTOMOTIVE INC AND/OR ITS AFFILIATES. ALL RIGHTS RESERVED

4

Multiple Revenue Streams

Lifestyle Accessories
Vehicle Maintenance
Replacement Parts
Brand Licensing
Aftermarket Parts
Engineering Services
New Vehicles
Revenue
B2B services and consultation

COPYRIGHT © 2013, SALEEN AUTOMOTIVE INC AND/OR ITS AFFILIATES. ALL RIGHTS RESERVED
5

Market Opportunity - Vehicles

The high performance and supercar market is a rapidly growing and evolving segment. This comes at a time when emission rules are tightening and new hybrid technologies are on the rise.

Market Highlights

- North America is leading the consumer market with a 52% surge in luxury vehicle sales over last year.
- Demand is forecasted to continue to rise 35% through 2015, beating all previous levels.
- Rapidly burgeoning interest in hybrid technologies with boosted performance.
- Saleen engineering, design, and production capabilities have a US based supercar brand advantage.

US Sales of performance automobiles (Units)

3500
3000
2500
2000
1500
1000
500
0
2009
2010
2011
2012
Audi R8
Bentley
Ferrari
Maserati
Mercedes SLS AMG
Porsche Boxter

Source: Automakers & autonews.com/datacenter

COPYRIGHT © 2013, SALEEN AUTOMOTIVE INC AND/OR ITS AFFILIATES. ALL RIGHTS RESERVED

6

Market Changes

AUTOMOTIVE EVOLUTION

Automotive technology is moving at a rapid pace. Increased pressure on automakers to meet CAFE* standards are driving hybrid and electric technology development from a regulation standpoint.

Consumer response to these advancements shows that there is an increasing demand for the latest technology, especially when packaged into a well designed and performance-capable platform.

CAFE Fuel Economy vs Model Year and Footprint
mpg
50
45
40
35
30
25
35
40
45
50
55
60
Footprint in Sq Ft (wheelbase * track)
MY2012
MY2013
MY2014
MY2015
MY2016
MY2017
MY2018
MY2019
MY2020
MY2021
MY2022
2012 Prius

Source: James Adcock (MIT) via Wikipedia

*CAFE standards are US regulations intended to improve the average fuel economy of cars and light trucks.

COPYRIGHT © 2013, SALEEN AUTOMOTIVE INC AND/OR ITS AFFILIATES. ALL RIGHTS RESERVED

7

The Products – High Performance Vehicles

SALEEN 302 & 351 MUSTANG

MSRP STARTING AT $39,095*

302	WHITE LABEL	440 HP
	YELLOW LABEL	625 HP
	BLACK LABEL	625 HP
351	BLACK LABEL	700HP

*Pricing includes base vehicle. MSRP excludes destination, taxes, title and registration fees.
Starting at price refers to the base model, optional equipment not included.
Pricing and offers may change at any time without notification.

COPYRIGHT © 2013, SALEEN AUTOMOTIVE INC AND/OR ITS AFFILIATES. ALL RIGHTS RESERVED

8

The Products – High Performance Vehicles

SALEEN 570 CHALLENGER

MSRP STARTING AT $39,395*

570

570		
	WHITE LABEL	450 HP
	YELLOW LABEL	525 HP
	BLACK LABEL	525 HP

*Pricing includes base vehicle. MSRP excludes destination, taxes, title and registration fees.
Starting at price refers to the base model, optional equipment not included.
Pricing and offers may change at any time without notification.

COPYRIGHT © 2013, SALEEN AUTOMOTIVE INC AND/OR ITS AFFILIATES. ALL RIGHTS RESERVED

9

The Products – High Performance Vehicles

SALEEN 620 CAMARO

MSRP STARTING AT $41,035*

SALEEN
620

620	WHITE LABEL	450 HP
	YELLOW LABEL	575 HP
	BLACK LABEL	575 HP

*Pricing includes base vehicle. MSRP excludes destination, taxes, title and registration fees.
Starting at price refers to the base model, optional equipment not included.
Pricing and offers may change at any time without notification.

COPYRIGHT © 2013, SALEEN AUTOMOTIVE INC AND/OR ITS AFFILIATES. ALL RIGHTS RESERVED

10

The Products – High Performance Vehicles

HERITAGE COLLECTION – 1969 & 1970 SCCA TRANS-AM RACING LINEAGE, MODERN SALEEN TECHNOLOGY

MUSTANG CLUB OF AMERICA

MSRP STARTING AT $74,995*

George Follmer Mustang	495 HP
Mark Donohue Camaro	485 HP
Swede Savage Cuda	495 HP

*Pricing includes base vehicle. MSRP excludes destination, taxes, title and registration fees.
Starting at price refers to the base model, optional equipment not included.
Pricing and offers may change at any time without notification.

COPYRIGHT © 2013, SALEEN AUTOMOTIVE INC AND/OR ITS AFFILIATES. ALL RIGHTS RESERVED
11

Saleen Owner Value

Extreme Performance

Exotic Design

Exclusive Ownership

Exceptional Investment

Experience It

Extreme Performance

- Absolute Power
- Precision Handling
- Championship Heritage

Exotic Design

- Sensuous Curves
- Wind Tunnel Tested
- Aggressive Attitude

Exclusive Ownership

- Individually Serialized
- Limited Production
- Documented and Recorded Saleen Owners Registry

Exceptional Investment

- Power-to-Price Ratio is best in the industry
- 3 year / 36,000 mile manufacturer warranty
- Premium Resale Value

Experience Saleen

- Drive It
- Love It
- Live It

A HIGHER STANDARD OF OWNERSHIP

COPYRIGHT © 2013, SALEEN AUTOMOTIVE INC AND/OR ITS AFFILIATES. ALL RIGHTS RESERVED

12

Market Opportunity - Parts

Demand for aftermarket performance parts sales for legacy, existing, and future Saleen vehicle platform base models is on the rise.

Market Highlights

- SEMA's consumer demand index increased from 36 to 41 in July 2013
- Saleen production vehicle parts are compatible with the hundreds of thousands of base vehicles in existence.
- Up to 15% of all US drivers purchase performance parts for their vehicles.
- Saleen is well positioned to capture a large portion of the new and replacement aftermarket part segment.

US Sales of Camaro, Challenger, Mustang (Units)

100000
90000
80000
70000
60000
50000
40000
30000
20000
10000
0
2008
2009
2010
2011
2012
Camaro
Challenger
Mustang

Source: Automakers & autonews.com/datacenter

COPYRIGHT © 2013, SALEEN AUTOMOTIVE INC AND/OR ITS AFFILIATES. ALL RIGHTS RESERVED
13

SALEEN

The Products – Performance Parts & Accessories

The Saleen catalogue of Performance Parts & Lifestyle Accessories extends back over 30 years, has multi-platform applications and continues progressively with the current vehicle lineup. Saleen specific part market is increasingly in-demand for both Legacy parts for past model restoration as well as new modern technology performance parts. The combination of heritage parts and ongoing development of new part technologies for the current Performance Enthusiast provides Saleen a strong foothold in the performance market as both a manufacturer and retail distributor.

STYLING

SALEEN

HANDLING

PERFORMANCE

SALEEN

POWER

COPYRIGHT © 2013, SALEEN AUTOMOTIVE INC AND/OR ITS AFFILIATES. ALL RIGHTS RESERVED

14

The Saleen Solution | Advanced Engineering

Our engineering team uses modern techniques to develop, integrate and test advanced automotive technologies. With our high-performance perspective and design, the Saleen approach focuses on complete vehicle systems integration to produce the most comprehensive solutions.

- CAD/CAM Software
- Crash, Suspension, and Fluid simulation
- Chassis and Powertrain design
- CARB and NHTSA certification and compliance

COPYRIGHT © 2013, SALEEN AUTOMOTIVE INC AND/OR ITS AFFILIATES. ALL RIGHTS RESERVED
15

The Saleen Solution | **Iconic Design**

Steve Saleen has been recognized for his unique racing inspired design characteristics for 30 years. Since 1984 with the first Saleen Mustang to the wholly designed and engineered Saleen S7, Steve Saleen doesn't just build cars, he designs and produces American Icons. Higher than average resale values and collectability affirms this with each new model he designs.

Saleen Automotive vehicles and products follow Steve Saleen's original inspiration. They become the hardware that dreams are made of: we're the car your child wants to drive in the race video game, the poster that your neighbor has in his office and to the few, the car that adorns your driveway.

COPYRIGHT © 2013, SALEEN AUTOMOTIVE INC AND/OR ITS AFFILIATES. ALL RIGHTS RESERVED
16

The Saleen Solution | **Niche Manufacturing**

As a specialty manufacturer in the ultra-high performance category our design and engineering development teams collaborate to ensure that every component, feature and function is designed to exceed quality and industry standards. Our past programs have shown that we can go from conceptualization to production faster than other manufacturers and have the capabilities to scale production.

VAULT
PADDOCK

COPYRIGHT © 2013, SALEEN AUTOMOTIVE INC AND/OR ITS AFFILIATES. ALL RIGHTS RESERVED
17

The Saleen Solution | **Unique Distribution**

A NEW ERA OF AUTOMOTIVE RETAILING

Saleen retail stores will become the primary retail channel of distribution for Saleen vehicles, performance parts and lifestyle products. As a manufacturer direct solution, The Saleen store offers an array of vehicle personalization ordering options in a boutique oriented environment.

The customer buying experience is unparalleled in the industry with highly trained technical staff acting as a personal concierge to guide and educate consumer interest in Saleen branded products and services.

Working seamlessly with the Saleen branded website(s), Saleen vehicle owners, enthusiasts, and potential customers can begin the purchasing process either online or in-person and continue the transaction through delivery at the location of their choosing*.

*We plan to sell our performance parts, aftermarket parts and accessories, and high performance vehicles through our brand stores and over the Internet. We may need to comply with state regulations or seek waivers from regulatory authorities in various states to facilitate Internet sales of our vehicles in those states.

COPYRIGHT © 2013, SALEEN AUTOMOTIVE INC AND/OR ITS AFFILIATES. ALL RIGHTS RESERVED
18

The Saleen Solution | The Future, Today

Drawing on our racing heritage, brand recognition, and capabilities as an automotive manufacturer we are perfectly positioned to develop, produce and distribute the future of automotive innovation in a faster and more efficient manner than most. Our ongoing R&D of hybrid and electric powertrain technology paired with our design strategy and existing production and distribution model is a perfect fit for today's automotive consumer. As we continue our development of our next generation American Supercar, our focus is to do what Saleen brands have been continuously recognized for, delivering the future, today.

COPYRIGHT © 2013, SALEEN AUTOMOTIVE INC AND/OR ITS AFFILIATES. ALL RIGHTS RESERVED

19

Creating a Buzz

“ON THE ROAD OR AT THE TRACK, THE SALEEN/PJ IS ARGUABLY THE FINEST EXECUTION OF ANY MODERN MUSTANG.
MOTOR TREND

SALEEN'S CARS ARE KNOWN WORLDWIDE FOR PURE, HARD-DRIVEN AMERICAN MUSCLE.
USA TODAY
A GANNETT COMPANY

IN TRUE SALEEN FASHION, THE S331 SUPERCHARGED SPORT TRUCK HAULS ASS!”
DUB

Saleen vehicles and products commonly find their place in multi-channel sources. In the automotive industry Saleen vehicle grace the covers and pages of performance and luxury print publications, local and national newspapers, and hardback books. With the rise of digital media as a marketing resource Saleen has been focusing on increasing its online presence through creating a more engaging and entertaining brand experience to drive conversions to sales.

- Website engagement
- Branded Social Media outlets
- Smart Phone apps
- Digital Magazines and Brochures

COPYRIGHT © 2013, SALEEN AUTOMOTIVE INC AND/OR ITS AFFILIATES. ALL RIGHTS RESERVED
20

Competitive Advantage

Value	Brand Recognition and Heritage
	Existing Customer base
	Existing Distribution
	Patent and Trademark protection
Rarity	In-house Engineering & Design
	Scalable Production capabilities
	Strategic Partnerships
	Automotive compliance experience
Exclusive	Established as an OEM
	Exclusive Design
	Exclusive Technology
	Cost advantaged
Organized	Concept to production capable
	Existing operations
	Team oriented
	Process based management

55
PlayStation
www.lemans-series.com
SALEEN
MICHELIN

COPYRIGHT © 2013, SALEEN AUTOMOTIVE INC AND/OR ITS AFFILIATES. ALL RIGHTS RESERVED
21

Key Statistics

Saleen Automotive Inc.
(OTCBB: SLNN)

Market Cap:	$38.05 Million
Share Price:	$0.395
52-week range:	$0.37-$1.15
Shares Auth:	100,000,000
Shares Out:	96,333,332

*Data as of 11/26/2013.

YTD Revenues(9/30/13): $2,494,569

Transfer Agent: Issuer Direct

Legal Firm: Stubbs, Alderton & Markiles, LLP

Auditor: Weinberg & Company

Saleen went public through a reverse merger with W270 Inc. in July 2013.

COPYRIGHT © 2013, SALEEN AUTOMOTIVE INC AND/OR ITS AFFILIATES. ALL RIGHTS RESERVED
22

SALEEN®

OTCQB: SLNN

SALEENAUTOMOTIVE.COM

COMPANY CONTACT

DAVID FIENE

800.888.8945

DFIENE@SALEEN.COM

INVESTOR RELATIONS

KURT DIVICH

702.396.1000

KURT@INTEGRITYIR.COM